                                                        Exhibit 99.4
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

                                                       ACCRUAL BASIS
CASE NAME:  Kitty Hawk International, Inc.
---------------------------------------------
CASE NUMBER:  400-42144                                 02/13/95, RWD, 2/96
---------------------------------------------
JUDGE:  Barbara J. Houser
---------------------------------------------

                       UNITED  STATES BANKRUPTCY  COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                           MONTH  ENDING: MARCH 31, 2001

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Drew Keith                                       Chief Financial Officer
---------------------------------------          -------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE


Drew Keith                                                    4/20/01
---------------------------------------          -------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE


PREPARER:

/s/ Jessica  L. Wilson                               Chief Accounting Officer
---------------------------------------          -------------------------------
ORIGINAL SIGNATURE OF PREPARER                                TITLE


Jessica L. Wilson                                             4/20/01
---------------------------------------          -------------------------------
PRINTED NAME OF PREPARER                                      DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       Monthly Operating Report
--------------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                ACCRUAL BASIS-1
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
CASE  NUMBER:  400-42144                               02/13/95, RWD, 2/96
--------------------------------------------------


--------------------------------------------------
COMPARATIVE BALANCE  SHEET
--------------------------------------------------

                                          SCHEDULE        MONTH         MONTH           MONTH
                                                     --------------------------------------------
ASSETS                                     AMOUNT     January 2001  February 2001    March 2001
---------------------------------------------------------------------------------------------------
1.  UNRESTRICTED  CASH                     $40,098              $0             $0              $0
---------------------------------------------------------------------------------------------------
2.  RESTRICTED  CASH                                   $18,200,875    $18,473,769     $21,212,408
---------------------------------------------------------------------------------------------------
3.  TOTAL  CASH                            $40,098     $18,200,875    $18,473,769     $21,212,408
---------------------------------------------------------------------------------------------------
4.  ACCOUNTS  RECEIVABLE  (NET)         $9,006,275      $7,355,289     $7,295,644      $7,277,070
---------------------------------------------------------------------------------------------------
5.  INVENTORY                          $20,429,725              $0             $0              $0
---------------------------------------------------------------------------------------------------
6.  NOTES  RECEIVABLE                                   $6,000,000     $6,000,000      $3,000,000
---------------------------------------------------------------------------------------------------
7.  PREPAID  EXPENSES                                      $70,714       $254,570        $212,603
---------------------------------------------------------------------------------------------------
8.  OTHER  (ATTACH  LIST)              $21,367,511   ($352,832,051) ($353,252,999)  ($353,442,373)
---------------------------------------------------------------------------------------------------
9.  TOTAL  CURRENT  ASSETS             $50,843,609   ($321,205,173) ($321,229,016)  ($321,740,292)
---------------------------------------------------------------------------------------------------
10. PROPERTY,  PLANT  &  EQUIPMENT    $474,988,760    $520,767,098   $520,767,098    $520,767,098
---------------------------------------------------------------------------------------------------
11. LESS:  ACCUMULATED
    DEPRECIATION / DEPLETION                          $439,236,027   $439,236,027    $439,236,027
---------------------------------------------------------------------------------------------------
12. NET  PROPERTY,  PLANT  &
    EQUIPMENT                         $474,988,760     $81,531,071    $81,531,071     $81,531,071
---------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                           $0             $0              $0
---------------------------------------------------------------------------------------------------
14. OTHER  ASSETS  -  NET  OF
    AMORTIZATION  (ATTACH  LIST)                                $0             $0              $0
---------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                         $0             $0              $0
---------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                      $525,832,369   ($239,674,102) ($239,697,945)  ($240,209,221)
---------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------
17. ACCOUNTS  PAYABLE                                      $76,028        $56,983         $64,334
---------------------------------------------------------------------------------------------------
18. TAXES  PAYABLE                                              $0             $0              $0
---------------------------------------------------------------------------------------------------
19. NOTES  PAYABLE                                              $0             $0              $0
---------------------------------------------------------------------------------------------------
20. PROFESSIONAL  FEES                                          $0             $0              $0
---------------------------------------------------------------------------------------------------
21. SECURED  DEBT                                               $0             $0              $0
---------------------------------------------------------------------------------------------------
22. OTHER  (ATTACH  LIST)                            ($148,779,545) ($148,766,054)  ($149,102,249)
---------------------------------------------------------------------------------------------------
23. TOTAL  POSTPETITION
    LIABILITIES                                      ($148,703,517) ($148,709,071)  ($149,037,915)
---------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------
24. SECURED  DEBT                      $23,187,921     $22,251,961    $22,234,734     $22,218,291
---------------------------------------------------------------------------------------------------
25. PRIORITY  DEBT                      $4,672,323              $0             $0              $0
---------------------------------------------------------------------------------------------------
26. UNSECURED  DEBT                   $392,188,633     $17,760,068    $17,760,068     $17,609,757
---------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                $76,011,020    $76,011,020     $76,013,688
---------------------------------------------------------------------------------------------------
28. TOTAL  PREPETITION  LIABILITIES   $420,048,877    $116,023,049   $116,005,822    $115,841,736
---------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                 $420,048,877    ($32,680,468)  ($32,703,249)   ($33,196,179)
---------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------
30. PREPETITION  OWNERS'  EQUITY                       $16,327,446    $16,327,446     $16,327,446
---------------------------------------------------------------------------------------------------
31. POSTPETITION  CUMULATIVE
    PROFIT  OR  (LOSS)                               ($223,321,080) ($223,322,142)  ($223,340,488)
---------------------------------------------------------------------------------------------------
32. DIRECT  CHARGES  TO  EQUITY
    (ATTACH  EXPLANATION)
---------------------------------------------------------------------------------------------------
33. TOTAL  EQUITY                               $0   ($206,993,634) ($206,994,696)  ($207,013,042)
---------------------------------------------------------------------------------------------------
34. TOTAL  LIABILITIES  &
    OWNERS'  EQUITY                   $420,048,877   ($239,674,102) ($239,697,945)  ($240,209,221)
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       Monthly Operating Report
--------------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                ACCRUAL BASIS-2
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
CASE  NUMBER:  400-42144                               02/13/95, RWD, 2/96
--------------------------------------------------


--------------------------------------------------
INCOME STATEMENT
--------------------------------------------------

                                                 MONTH           MONTH          MONTH           QUARTER
                                           ----------------------------------------------
REVENUES                                     January 2001    February 2001    March 2001         TOTAL
----------------------------------------------------------------------------------------------------------
1.  GROSS  REVENUES                            $192,875        $187,500           $33,040     $413,415
----------------------------------------------------------------------------------------------------------
2.  LESS:  RETURNS & DISCOUNTS                       $0              $0                $0           $0
----------------------------------------------------------------------------------------------------------
3.  NET  REVENUE                               $192,875        $187,500           $33,040     $413,415
----------------------------------------------------------------------------------------------------------
COST  OF GOODS  SOLD
----------------------------------------------------------------------------------------------------------
4.  MATERIAL                                         $0              $0                $0           $0
----------------------------------------------------------------------------------------------------------
5.  DIRECT  LABOR                                    $0              $0                $0           $0
----------------------------------------------------------------------------------------------------------
6.  DIRECT  OVERHEAD                                 $0              $0                $0           $0
----------------------------------------------------------------------------------------------------------
7.  TOTAL  COST  OF  GOODS  SOLD                     $0              $0                $0           $0
----------------------------------------------------------------------------------------------------------
8.  GROSS  PROFIT                              $192,875        $187,500           $33,040     $413,415
----------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------
9.  OFFICER / INSIDER  COMPENSATION                  $0              $0                $0           $0
----------------------------------------------------------------------------------------------------------
10. SELLING  &  MARKETING                            $0              $0                $0           $0
----------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                    $47,090         $75,308              $930     $123,328
----------------------------------------------------------------------------------------------------------
12. RENT  &  LEASE                              ($7,446)       ($10,334)          $34,523      $16,743
----------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                              $0              $0                $0           $0
----------------------------------------------------------------------------------------------------------
14. TOTAL  OPERATING  EXPENSES                  $39,644         $64,974           $35,453     $140,071
----------------------------------------------------------------------------------------------------------
15. INCOME  BEFORE  NON-OPERATING
    INCOME & EXPENSE                           $153,231        $122,526           ($2,413)    $273,344
----------------------------------------------------------------------------------------------------------
OTHER INCOME &  EXPENSES
----------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT.  LIST)                $0              $0                $0           $0
----------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT.  LIST)               $0              $0                $0           $0
----------------------------------------------------------------------------------------------------------
18. INTEREST  EXPENSE                              $747            $381              $290       $1,418
----------------------------------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION                         $0              $0                $0           $0
----------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                $23,826          $7,942            $7,942      $39,710
----------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                        ($93,196)       ($81,584)         ($71,468)   ($246,248)
----------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                ($68,623)       ($73,261)         ($63,236)   ($205,120)
----------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
----------------------------------------------------------------------------------------------------------
23.  PROFESSIONAL  FEES                        $161,731        $197,558           $90,800     $450,089
----------------------------------------------------------------------------------------------------------
24.  U.S.  TRUSTEE  FEES                             $0              $0              $250         $250
----------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                             $0              $0                $0           $0
----------------------------------------------------------------------------------------------------------
26.  TOTAL  REORGANIZATION  EXPENSES           $161,731        $197,558           $91,050     $450,339
----------------------------------------------------------------------------------------------------------
27.  INCOME  TAX                                $24,049           ($709)         ($11,881)     $11,459
----------------------------------------------------------------------------------------------------------
28.  NET  PROFIT  (LOSS)                        $36,074         ($1,062)         ($18,346)     $16,666
----------------------------------------------------------------------------------------------------------
==========================================================================================================

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
--------------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                ACCRUAL BASIS-3
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
CASE  NUMBER:  400-42144                               02/13/95, RWD, 2/96
--------------------------------------------------


                                              MONTH          MONTH         MONTH        QUARTER
CASH RECEIPTS AND                      ---------------------------------------------------------------
DISBURSEMENTS                             January 2001   February 2001   March 2001      TOTAL
------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING  OF  MONTH                     $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------
2.  CASH  SALES                                     $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
COLLECTION OF  ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------
3.  PREPETITION                                     $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
4.  POSTPETITION                               $12,003          $5,000      $37,000    $54,003
------------------------------------------------------------------------------------------------------
5.  TOTAL  OPERATING  RECEIPTS                 $12,003          $5,000      $37,000    $54,003
------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------
6.  LOANS  &  ADVANCES  (ATTACH  LIST)              $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
7.  SALE  OF  ASSETS                                $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
8.  OTHER  (ATTACH  LIST)                     ($12,003)        ($5,000)    ($37,000)  ($54,003)
------------------------------------------------------------------------------------------------------
9.  TOTAL  NON-OPERATING  RECEIPTS            ($12,003)        ($5,000)    ($37,000)  ($54,003)
------------------------------------------------------------------------------------------------------
10. TOTAL  RECEIPTS                                 $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
11. TOTAL  CASH  AVAILABLE                          $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------
12. NET  PAYROLL                                    $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                              $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
14. SALES,  USE  &  OTHER  TAXES  PAID              $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES                       $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
16. UTILITIES                                       $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
17. INSURANCE                                       $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
18. INVENTORY  PURCHASES                            $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
19. VEHICLE  EXPENSES                               $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
20. TRAVEL                                          $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                   $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
22. REPAIRS  &  MAINTENANCE                         $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
23. SUPPLIES                                        $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
24. ADVERTISING                                     $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
25. OTHER  (ATTACH  LIST)                           $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
26. TOTAL  OPERATING  DISBURSEMENTS                 $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
------------------------------------------------------------------------------------------------------
27. PROFESSIONAL  FEES                              $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
28. U.S.  TRUSTEE  FEES                             $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
29. OTHER  (ATTACH  LIST)                           $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
30. TOTAL  REORGANIZATION  EXPENSES                 $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
31. TOTAL  DISBURSEMENTS                            $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
32. NET  CASH  FLOW                                 $0              $0           $0         $0
------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                             $0              $0           $0         $0
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
--------------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                ACCRUAL BASIS-4
--------------------------------------------------

--------------------------------------------------
CASE  NUMBER:  400-42144                               02/13/95, RWD, 2/96
--------------------------------------------------



                                    SCHEDULE        MONTH            MONTH                MONTH
                                  ---------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING           AMOUNT      January 2001     February 2001         March 2001
-------------------------------------------------------------------------------------------------------
1.  0-30                                             $27,441           ($1,825)          ($15,887)
-------------------------------------------------------------------------------------------------------
2.  31-60                                           ($16,000)               $0            ($1,825)
-------------------------------------------------------------------------------------------------------
3.  61-90                                                 $0                $0                 $0
-------------------------------------------------------------------------------------------------------
4.  91+                                           $7,343,848        $7,297,469         $7,294,782
-------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE              $0     $7,355,289        $7,295,644         $7,277,070
-------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                       $0                $0                 $0
-------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)              $0     $7,355,289        $7,295,644         $7,277,070
-------------------------------------------------------------------------------------------------------


-------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                   MONTH:       March 2001
-------------------------------------------------                                     -------------
                            0-30        31-60          61-90             91+
TAXES PAYABLE               DAYS        DAYS           DAYS              DAYS            TOTAL
-------------------------------------------------------------------------------------------------------
1.  FEDERAL                 $0             $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
2.  STATE                   $0             $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
3.  LOCAL                   $0             $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)     $0             $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE     $0             $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE       $32            $31             $0           $64,271            $64,334
-------------------------------------------------------------------------------------------------------


-------------------------------------------------
STATUS OF POSTPETITION TAXES                                                MONTH:       March 2001
-------------------------------------------------                                     -----------------

                                       BEGINNING        AMOUNT                               ENDING
                                          TAX        WITHHELD AND/         AMOUNT             TAX
FEDERAL                                LIABILITY*     0R  ACCRUED           PAID           LIABILITY
-------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                          $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                        $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                        $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                           $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
5.  INCOME                                 $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                    $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                    $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                            $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
9.  SALES                                  $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
10. EXCISE                                 $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                           $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                          $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                      $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                    $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                    $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                            $0             $0                $0                 $0
-------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
--------------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                ACCRUAL BASIS-5
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
CASE  NUMBER:  400-42144                               02/13/95, RWD, 2/96
--------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



                                                                          MONTH:  March 2001
                                                                                --------------------------------
--------------------------------------------------
BANK RECONCILIATIONS
                                                      Account #1      Account #2       Account #3
----------------------------------------------------------------------------------------------------------------
A.  BANK:                                              Bank One        Bank One         Bank One
----------------------------------------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                                   1559691322      1559691330        9320014690        TOTAL
----------------------------------------------------------------------------------------------------------------
C.  PURPOSE (TYPE):                                    Deposit          Payroll      Health Insurance
----------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                           $0              $0                 $0             $0
----------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                     $0              $0                 $0             $0
----------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                         $0              $0                 $0             $0
----------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                              $0              $0                 $0             $0
----------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                          $0              $0                 $0             $0
----------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN         N/A - Lockbox only     No activity     Account closed
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------


                                                      DATE OF          TYPE OF           PURCHASE        CURRENT
BANK,  ACCOUNT  NAME & NUMBER                         PURCHASE       INSTRUMENT            PRICE          VALUE
----------------------------------------------------------------------------------------------------------------
7.  N/A
----------------------------------------------------------------------------------------------------------------
8.  N/A
----------------------------------------------------------------------------------------------------------------
9.  N/A
----------------------------------------------------------------------------------------------------------------
10. N/A
----------------------------------------------------------------------------------------------------------------
11. TOTAL  INVESTMENTS                                                                     $0             $0
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------
CASH
--------------------------------------------------
----------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                     $0
----------------------------------------------------------------------------------------------------------------
13.  TOTAL  CASH  -  END  OF MONTH                                                                        $0
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
--------------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                ACCRUAL BASIS-6
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
CASE  NUMBER:  400-42144                               02/13/95, RWD, 2/96
--------------------------------------------------


                                                       MONTH:  March 2001
                                                               -----------------
---------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
---------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------------
                                          INSIDERS
------------------------------------------------------------------------------------
                                 TYPE  OF              AMOUNT          TOTAL PAID
    NAME                          PAYMENT               PAID            TO DATE
------------------------------------------------------------------------------------
1.  Pete Sanderlin         Salary                            $0           $17,200
------------------------------------------------------------------------------------
2.  Tom Mealie             Salary                            $0           $17,200
------------------------------------------------------------------------------------
3.  N/A
------------------------------------------------------------------------------------
4.  N/A
------------------------------------------------------------------------------------
5.  N/A
------------------------------------------------------------------------------------
6.  TOTAL  PAYMENTS
    TO  INSIDERS                                             $0           $34,400
------------------------------------------------------------------------------------


                                                         PROFESSIONALS
-------------------------------------------------------------------------------------------------------------------------
                                  DATE  OF  COURT                                                                TOTAL
                                ORDER  AUTHORIZING         AMOUNT            AMOUNT         TOTAL  PAID         INCURRED
         NAME                         PAYMENT             APPROVED            PAID            TO  DATE         & UNPAID *
-------------------------------------------------------------------------------------------------------------------------
1.  N/A
-------------------------------------------------------------------------------------------------------------------------
2.  N/A
-------------------------------------------------------------------------------------------------------------------------
3.  N/A
-------------------------------------------------------------------------------------------------------------------------
4.  N/A
-------------------------------------------------------------------------------------------------------------------------
5.  N/A
-------------------------------------------------------------------------------------------------------------------------
6.  TOTAL  PAYMENTS
    TO  PROFESSIONALS                                        $0                $0                $0                $0
-------------------------------------------------------------------------------------------------------------------------
*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


------------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
------------------------------------------------------------------------------------------------------
                                                        SCHEDULED          AMOUNTS
                                                         MONTHLY             PAID             TOTAL
                                                         PAYMENTS           DURING            UNPAID
        NAME OF CREDITOR                                   DUE              MONTH          POSTPETITION
------------------------------------------------------------------------------------------------------
1.  GE Capital                                             $855              $855                $0
------------------------------------------------------------------------------------------------------
2.  GE Capital                                             $784              $784                $0
------------------------------------------------------------------------------------------------------
3.  GE Capital                                    varies                  $14,975                $0
------------------------------------------------------------------------------------------------------
4.  N/A                                                                        $0                $0
------------------------------------------------------------------------------------------------------
5.  N/A                                                                                          $0
------------------------------------------------------------------------------------------------------
6.  TOTAL                                                $1,639           $16,614                $0
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
--------------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                ACCRUAL BASIS-7
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
CASE  NUMBER:  400-42144                               02/13/95, RWD, 2/96
--------------------------------------------------


                                                       MONTH:  March 2001
                                                              -----------------


QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                               YES        NO
--------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?        X
--------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                            X
--------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
    LOANS) DUE FROM RELATED PARTIES?                            X
--------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
    THIS REPORTING PERIOD?                                      X
--------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                                X
--------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES
    PAST DUE?                                                             X
--------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
    PAST DUE?                                                             X
--------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                      X
--------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
    DELINQUENT?                                                           X
--------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                                     X
--------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                       X
--------------------------------------------------------------------------------
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.
--------------------------------------------------------------------------------
Item 4 - In March GE Capital was paid for debt outstanding as equipment was located and used in operations. Additionally, Landing and parking fees were paid in Fort Wayne, IN in connection with the assumption of the lease
--------------------------------------------------------------------------------
Item 1 - One DC8-50 Stage II aircraft was sold. The proceeds of $600,000 are held in restricted cash until remittance to the secured creditors.
--------------------------------------------------------------------------------
Item 3 - The company currently has a note for $3 mm due from Kalitta Air, owned by Connie Kalitta, for the purchase of a Boeing 747 in 11/00.
--------------------------------------------------------------------------------

INSURANCE

--------------------------------------------------------------------------------
                                                               YES        NO
--------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                    X
--------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                      X
--------------------------------------------------------------------------------
3.  PLEASE  ITEMIZE POLICIES  BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           INSTALLMENT PAYMENTS

--------------------------------------------------------------------------------
    TYPE  OF                                                   PAYMENT AMOUNT
    POLICY                 CARRIER        PERIOD COVERED         & FREQUENCY
--------------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------
CASE NAME:  Kitty Hawk International, Inc.             FOOTNOTES SUPPLEMENT
----------------------------------------------

----------------------------------------------
CASE NUMBER:  400-42144                                ACCRUAL BASIS
----------------------------------------------

                                                  MONTH:         March 2001
                                                          ----------------------

ACCRUAL BASIS         LINE                        FOOTNOTE / EXPLANATION
 FORM NUMBER         NUMBER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      6                               All Professional fees related to the
--------------------------------------------------------------------------------
                                        Reorganization of the Company are
--------------------------------------------------------------------------------
                                        disbursed out of Kitty Hawk, Inc.
--------------------------------------------------------------------------------
                                        (Parent Company). Refer to Case # 400-
--------------------------------------------------------------------------------
                                        42141
--------------------------------------------------------------------------------
      7                               All insurance plans related to the Company
--------------------------------------------------------------------------------
                                        are carried at Kitty Hawk, Inc. (Parent
--------------------------------------------------------------------------------
                                        Company). Refer to Case #400-42141.
--------------------------------------------------------------------------------
   General                            This operation closed in May of 2000.
--------------------------------------------------------------------------------
                                        Costs incurred during January 2001
--------------------------------------------------------------------------------
                                        consisted of costs associated with shut
--------------------------------------------------------------------------------
                                        down procedures and maintaining
--------------------------------------------------------------------------------
                                        collateral.
--------------------------------------------------------------------------------
      3                  8            All cash received into the Company cash
--------------------------------------------------------------------------------
                                        accounts is swept each night to Kitty
--------------------------------------------------------------------------------
                                        Hawk, Inc. Master Account (see
--------------------------------------------------------------------------------
                                        Case #400-42141).
--------------------------------------------------------------------------------
      3                 31            All disbursements (either by wire transfer
--------------------------------------------------------------------------------
                                        or check), including payroll, are
--------------------------------------------------------------------------------
                                        disbursed out of the Kitty Hawk, Inc.
--------------------------------------------------------------------------------
                                        controlled disbursement account.
--------------------------------------------------------------------------------
      4                  6            All assessments of uncollectible accounts
--------------------------------------------------------------------------------
                                        receivable are done at Kitty Hawk, Inc.
--------------------------------------------------------------------------------
                                        Refer to Case #400-4214. All reserves
--------------------------------------------------------------------------------
                                        are recorded at Inc. and pushed down to
--------------------------------------------------------------------------------
                                        Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------
      3                 28           All payments are made by Kitty Hawk, Inc.
--------------------------------------------------------------------------------
                                       (Case #400-42141)
--------------------------------------------------------------------------------
      6               General        The monthly GE Capital payments in the last
--------------------------------------------------------------------------------
                                       year of the scheduled payments are
--------------------------------------------------------------------------------
                                       significantly less than payments
--------------------------------------------------------------------------------
                                       previously made.

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items


ACCRUAL BASIS-1                                          March 2001

8.  OTHER (ATTACH LIST)                            $  (353, 442,373)  Reported
                                                  ------------------
       Intercompany Receivables                        (368,632,177)
       A/R Senior Noteholders                               656,597
       A/R 401(k) Loan                                       (4,535)
       A/R Insurance                                        133,954
       A/R Auction Proceeds                                  15,540
       A/R Aging Reconciling item                            41,110
       Deferred Taxes                                    13,097,746
       Aircraft held for resale                              99,701
       Loan Org Costs                                        71,478
       Deposits - Landing Fees                                  -
       Deposits - Aircraft                                  434,321
       Deposits - Rent                                      218,828
       Security Deposit                                     425,064
                                                  ------------------
                                                       (353,442,373)  Detail
                                                  ------------------
                                                                -     Difference


22.  OTHER (ATTACH LIST)                           $   (149,102,249)  Reported
                                                  ------------------
       Accrued income taxes                            (148,893,646)
       Accrued Misc                                        (220,103)
       Accrued Fuel                                          11,500
                                                  ------------------
                                                       (149,102,249) Detail
                                                  ------------------
                                                                -    Difference

27.   OTHER (ATTACH LIST)                          $     76,013,688  Reported
                                                  ------------------
        Deferred Taxes                                   87,246,212
        Accrued Taxes payable                           (18,954,646)
        Aircraft Maintenance Reserves                           -
        Accrued Fuel expenses                             5,403,028
        Prepaid Fuel                                     (5,661,963)
        Accrued Salaries/Vacation/Employee Benefits       4,075,349
        Uncleared 4/28/00 Payroll Checks                     66,601
        A/P Other/Accrued/Unrecorded                       (239,466)
        Purchase reserves                                 1,762,176
        Accrued Landing fees/parking/cargo fees           1,644,307

CASE NAME:  Kitty Hawk International, Inc.

CASE NUMBER:  400-42144

Details of Other Items
        Various accrued taxes                             1,313,200
        Other Misc accruals                                (641,110)
                                                         -----------
                                                          76,013,688 Detail
                                                         -----------

                                                                -    Difference


ACCRUAL BASIS-2

21    NON-OPERATING INCOME (ATT.  LIST)                     ($71,468) Reported
                                                         -----------
        Interest income on restricted cash investments       (71,468)
                                                         -----------

                                                             (71,468) Detail
                                                         -----------
                                                                -     Difference
ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                    (37,000) Reported
                                                         -----------
        Sale of asset - DC8 Stage II                         600,000
        Transfer to Inc - all money sweeps                  (637,000)
          to KH Inc. Case #400-42141                         (37,000) Detail
                                                         -----------
                                                                -     Difference